Segments	12 Months Ended
Dec. 31, 2019
Segments
Segments

(22)Segments

ASC Topic 280 – Segment Reporting identifies operating segments as components of an enterprise which are evaluated regularly by the Corporation’s Chief Operating Decision Maker, our Chief Executive Officer, in deciding how to allocate resources and assess performance. The Corporation has applied the aggregation criterion set forth in this codification to the results of its operations.

Our Banking segment consists of commercial and retail banking. The Banking segment generates interest income from its lending (including leasing) and investing activities and is dependent on the gathering of lower cost deposits from its branch network or borrowed funds from other sources for funding its loans, resulting in the generation of net interest income. The Banking segment also derives revenues from other sources including gains on the sale of available for sale investment securities, gains on the sale of residential mortgage loans, service charges on deposit accounts, cash sweep fees, overdraft fees, BOLI income, title insurance fees, and other less significant non-interest income.

Meridian Wealth, a registered investment advisor and wholly-owned subsidiary of the Bank, provides a comprehensive array of wealth management services and products and the trusted guidance to help its clients and our banking customers prepare for the future. The unit generates non-interest income through advisory fees.

Meridian’s mortgage banking segment (“Mortgage”) consists of one central loan production facility and several retail and profit sharing loan production offices located throughout the Delaware Valley. The Mortgage segment originates 1 – 4 family residential mortgages and sells nearly all of its production to third party investors. The unit generates net interest income on the loans it originates and holds temporarily, then earns fee income (primarily gain on sales) at the time of the sale.  The unit also recognizes income from document preparation fees, changes in portfolio pipeline fair values and related net hedging gains.

The table below summarizes income and expenses, directly attributable to each business line, which has been included in the statement of operations.

	Year Ended December 31, 2019				Year Ended December 31, 2018
(Dollars in thousands)	Bank	Wealth	Mortgage	Total	Bank	Wealth	Mortgage	Total
Net interest income	$36,019	65	252	36,336	$31,807	289	561	32,657
Provision for loan losses	901	—	—	901	1,577	—	—	1,577
Net interest income after provision	35,118	65	252	35,435	30,230	289	561	31,080

Non-interest Income
Mortgage banking income	268	—	25,899	26,167	124	—	26,063	26,187
Wealth management income	92	3,532	—	3,624	200	3,717	—	3,917
SBA income	1,448	—	—	1,448	—	—	—	—
Net change in fair values	(29)	—	518	489	—	—	(368)	(368)
Other	1,814	—	(444)	1,370	1,641	—	978	2,619
Non-interest income	3,593	3,532	25,973	33,098	1,965	3,717	26,673	32,355

Non-interest Expense
Salaries and employee benefits	16,408	2,194	16,555	35,157	13,803	1,897	19,094	34,794
Occupancy and equipment	2,166	126	1,514	3,806	2,114	131	1,534	3,779
Professional fees	1,494	18	1,102	2,614	1,709	21	432	2,162
Advertising and promotion	1,502	347	626	2,475	1,197	432	726	2,355
Other	6,362	580	4,025	10,967	5,285	752	3,818	9,855
Non-interest expense	27,932	3,266	23,822	55,019	24,108	3,233	25,604	52,945
Operating Margin	$10,780	331	2,403	13,514	$8,087	773	1,630	10,490

Total Assets	$1,112,862	5,234	31,923	1,150,019	$951,224	6,146	40,110	997,480